                                                                    Exhibit 10.3

                               EMPLOYMENT CONTRACT
                              (ENGLISH TRANSLATION)

PARTY A (EMPLOYER):
Name: Fujian Jinjiang Pacific Shoes Co., Limited
Address: 78 Li Kanglong Eastern Road, Yangdai, Chendai Town, Jinjiang City
Tel: 15905038999
Legal Representative: Li Haiting

PARTY B (EMPLOYEE):
Name: Li Haiting
Gender: Male
Current Address: Quanzhou, Fujian
Registered Residence: Jinjiang, Fujian Province
Tel: 0595-85088288

Subject to the LAW OF THE PEOPLE'S REPUBLIC OF CHINA ON EMPLOYMENT  CONTRACT and
other related  stipulations,  the Parties  hereto shall enter into the following agreement for mutual observation under the principles of free will and equity.

1. TERM

Fixed Term.  In such event,  the term shall  commence  from  December 5, 2007 to
December 4, 2010.

2. POST AND WORKING PLACE

1)   Party B shall be arranged to work at the place designated by Party A.
2)   Party  A  may  adjust  the  post  of  Party  B  according  to  the  working requirements  and the  competences  of Party B, such  adjustment may not be unreasonably withdrawn by Party B.
3)   Party B agrees to fulfill its duties  satisfying the  requirements of Party
     A.

3. WORKING TIME AND REST DAY

1)   Party A shall  observe  the related  national  regulations  concerning  the working time and may make the specific rules and adjustments on the working time of Party B in accordance with the variable requirements.  The specific rules made by Party A shall be fully observed by Party B.
2)   In consideration of the special  conditions of Party A's business,  Party A
     may,   subject  to  the  special   requirements   of  business,   make  the
     corresponding  adjustment on the working  time,  work shift and rest day of
     Party B, which shall be observed by Party B.

4. REMUNERATION

     Party A shall pay monthly  salary to Party B with  lawful  money on the 5th day of each  month.  The  said  monthly  salary  may not be less  than  the minimums  amounts  announced  by the  provincial  government,  any overtime payment  shall  be  subject  to  the  related  stipulation  listed  in  the applicable laws and regulations.

1)   Party A may adjust the salary  paid to Party B  according  to its  business operation, bylaws and the performance, experiences, compensation record and post-change  of Party B. the salary paid to Party B, upon such  adjustment, shall  equal to those paid to the  employee  of Party A with the same post, duty and work, provided,  however, in no event such salary may be less than the minimum wage announced by the local government.
5. SOCIAL INSURANCE

     Party A and Party B shall purchase the social insurance and pay the premium due to each Party respectively,  provided,  however,  the premium should be paid by Party B may be deducted by Party A from the salary due to Party B.

     Upon the expiration or termination of this Contract, Party A shall, subject to the related rules,  handle the formalities for the transfer of Party B's file and social  insurance and shall issue the  certificate  evidencing the termination or expiration hereof, correspondingly,  Party B shall carry out the handover work as quickly as possible.

6. LABOR PROTECTION, WORKING CONDITIONS AND OCCUPATIONAL DISEASE

1)   Party A shall, subject to the rules and regulations made by the central and local governments,  provide the satisfying labor protection  equipments and working conditions to protect the safety and health of Party B.
2)   Party  A  shall  provide  Party  B the  related  trainings  concerning  the requirements  of labor  safety,  bylaws and  business  operation  rules and skills  according the relevant  requirements of governments,  Party B shall take part in the said  trainings  and  strictly  observe the  corresponding requirements  of labor safety and business  operation  rules related to its post.
3)   Party A shall make the corresponding  notice to Party B if any work related to occupational  disease has been carried by Party B, and shall arrange the occupational health examinations prior to and after the work period. During the term hereof,  Party A shall make periodic health  examinations on Party
     B.

7. MISCELLANEOUS

None

8. AMENDMENT

     This Contract may be amended with the mutual consent of the Parties hereto.
     Any amendment to this Contract shall be made in writing, shall indicate the amendment  date and shall come into effect upon the signatures and seals by the Parties hereto. A change order or the special agreement may be used for the amendment to this Contract.  In such event, the special agreement shall be the  Schedule of this  Contract  and shall have the equal legal  effects with this Contract.

9.   Any  cancellation,  termination  and  renewal  to this  Contract  shall  be compliant  with the related  stipulations  of central,  provincial or local governments.

10.  SETTLEMENT OF DISPUTE

     Any labor  dispute  between the Parties  shall be settled  through  amiable negotiation,  either Party may, if refuses or fails to make such  negation, apply for the intermediation  carried out by the Intermediation  Commission for Labor Dispute of this company,  or apply for arbitration carried out by the local  Arbitration  Commission  for Labor Dispute within the time limit required.  Either Party may, if not satisfied  with the  arbitration  award rendered,  bring a lawsuit  before the local  People's Court within 15 days upon the receipt of such arbitration award.

11.  Any  issue  unmentioned  herein  may  be  settled  by the  Parties  through negotiation.  If there is any dispute between any  stipulations  herein and the laws or regulations newly  promulgated,  such laws or regulations shall prevail.
12.  This Contract shall be executed in duplicate, each Party shall have one.

     Party A  (Seal)                               Party B  (Seal)

     /s/ Li Haiting                                /s/ Li Haiting
     -----------------------------                 -----------------------------

     Legal Representative (Seal)

     Date: December 5, 2007                        Date: December 5, 2007